UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

COMBINATORX, INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street
Sixteenth Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7000

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.              Failure to Satisfy a Continued Listing Rule or Standard.

(a)  On May 10, 2006, CombinatoRx, Incorporated (the “Company”) announced that on May 5, 2006 it appointed Barbara Deptula, an independent director, to serve on the Audit Committee to replace Jacob Goldfield, who resigned from the Board of Directors on April 12, 2006.  On May 5, 2006, the Company received notice from NASDAQ that the Audit Committee of the Company’s Board of Directors did not consist of three independent directors, as required by the listing requirements of NASD Marketplace Rule 4350(d)(2) and also received written confirmation that with the appointment of Ms. Deptula to the Audit Committee that the rule had been satisfied and that the matter is closed.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBINATORX, INCORPORATED

By:	/s/ Jason F. Cole
Name:	Jason F. Cole
Title:	Senior Vice President and General Counsel

Dated:  May 10, 2006